SUPPLEMENT DATED OCTOBER 29, 2021

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS DATED AUGUST 1, 2021

FOR PACIFIC FUNDS ESG CORE BOND

This supplement revises the Pacific Funds Summary Prospectus dated August 1, 2021 for Pacific Funds ESG Core Bond (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Principal Investment Strategies subsection, the last sentence of the third paragraph is deleted.

Also in the Principal Investment Strategies subsection, “corporate issuers” is replaced with “issuers of corporate bonds” in the first sentence of the fifth paragraph.

Also in the Principal Investment Strategies subsection, the following is added to the end of the fifth paragraph:

In the event independent third-party ESG data is not available for an issuer, the sub-adviser may rely on its own research to determine whether an ESG exclusion applies to the security.

In the Principal Risks subsection, Limited or No ESG Metrics Risk is deleted.